SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of report (Date of earliest event reported): November 9, 2004

SUMMIT PROPERTIES INC.
(Exact name of Registrant as specified in its charter)

Maryland	001-12792	56-1857807
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

309 E. Morehead Street, Suite 200
Charlotte, North Carolina		28202
(Address of principal executive offices)		(Zip code)

(704) 334-3000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On November 9, 2004 Summit Properties Inc. issued an earnings release and supplemental financial data announcing its financial results for the third quarter of 2004. A copy of Summit Properties Inc.'s earnings release and supplemental financial data is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits. The following exhibits are being furnished herewith:

Exhibit
Number	Title

99.1	Earnings Release and Supplemental Financial Data of Summit Properties Inc. issued on November 9, 2004

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SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SUMMIT PROPERTIES INC.

Date November 9, 2004	By: /s/ Gregg D. Adzema
Gregg D. Adzema
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Title

99.1	Earnings Release and Supplemental Financial Data of Summit Properties Inc. issued on November 9, 2004